Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
The undersigned is the Chief Executive Officer of EpiCept Corporation (the “Issuer”). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-K (as amended by Amendment No. 1 to the Annual Report on Form 10-K/A) of the Issuer for the annual period ended December 31, 2009.
I, John V. Talley, certify that the Annual Report on Form 10-K (as amended by Amendment No. 1 to the Annual Report on Form 10-K/A) for the period ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Annual Report on Form 10-K (as amended by Amendment No. 1 to the Annual Report on Form 10-K/A) fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date: November 19, 2010

/s/ John V. Talley
John V. Talley
President and Chief Executive Officer